Exhibit 99.2
NUCRYST PHARMACEUTICALS CORP.
Notice of Special Meeting of Shareholders
to be held February 12, 2009
Dear Shareholder:
NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (the “Special Meeting”) of NUCRYST Pharmaceuticals Corp. (the “Corporation”) will be held at the offices of the Corporation at 101 College Road East, Princeton, New Jersey, on Thursday, February 12, 2009 at 9:00 a.m. Eastern Standard Time, pursuant to a requisition dated December 1, 2008 made by The Westaim Corporation (“Westaim”), which holds approximately 75% of the issued and outstanding common shares of the Corporation (the “Common Shares”), for the following purposes:
a)     consider and, if thought advisable, pass a special resolution pursuant to section 38(1)(b) of the Business Corporations Act (Alberta) (the “ABCA”) to reduce the stated capital of the Common Shares by an amount equal to the product of the number of Common Shares outstanding as at the close of business on February 17, 2009 and U.S.$0.80, for the purpose of distributing U.S.$0.80 cash per Common Share to shareholders of record of the Corporation as at the close of business on February 17, 2009, such payment to be made on or before March 6, 2009 (the “Special Resolution”); and
b)     transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.
Any adjournment(s) of the Special Meeting will be held at a time and place to be specified at the Special Meeting.
The Corporation’s board of directors has fixed the close of business on January 16, 2009 as the record date for determining shareholders entitled to receive notice of and to vote at the Special Meeting. Only registered shareholders of the Corporation at the close of business on January 16, 2009 will be entitled to notice of and to vote, in person or by proxy, at the Special Meeting or any adjournment thereof.
Details of all matters proposed to be put before the Special Meeting are set forth in the accompanying Information Circular.
If you are unable to attend the Special Meeting in person, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY in the envelope provided for that purpose. To be effective, your proxy must be returned to Computershare Trust Company of Canada at the address shown on the enclosed envelope so that it arrives no later than Tuesday, February 10, 2009 at 4:30 p.m. Eastern Standard Time or, if the Special Meeting is adjourned or postponed, no later than 4:30 p.m. Eastern Standard Time on the second last business day prior to the date on which the Special Meeting is adjourned. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Special Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Special Meeting as to any matter in respect of which a vote has not already been cast.
Dated at Fort Saskatchewan, Alberta, this 15th day of January, 2009.
By Order of the Board of Directors,
/s/ Carol L. Amelio
Carol L. Amelio
Vice President, General Counsel and Corporate Secretary

NUCRYST PHARMACEUTICALS CORP.
INFORMATION CIRCULAR
In this proxy information circular (the “Information Circular”), unless otherwise specified, all monetary amounts are in United States dollars, all references to “$” and “dollars” means United States dollars and all references to “CDN$” means Canadian dollars. All references to “NUCRYST”, “Corporation”, “we”, “our”, and “us” refer to NUCRYST Pharmaceuticals Corp. and its subsidiary. Unless otherwise stated, all information in this Information Circular is given as at January 15, 2009.
Forward Looking Statements
This Information Circular contains “forward-looking statements” concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts but instead represent our beliefs regarding future events, many of which, by their nature are inherently uncertain and beyond our control. These forward looking statements include, but are not limited to those set out under the heading “Considerations of Special Committee” in this Information Circular. These forward-looking statements include statements with respect to our beliefs, plans, objectives, expectations, anticipations, estimates and intentions. The words “may”, “will”, “could”, “should”, “would”, “believe”, “expect”, and “continue” (or the negative thereof), and words and expressions of similar import, are intended to identify forward-looking statements. By their very nature, forward-looking statements involve inherent risks and uncertainties. Certain material factors or assumptions are applied in making forward-looking statements and actual results may differ materially from those expressed or implied in such statements. We caution readers not to place undue reliance on these statements as a number of important factors, many of which are beyond our control, could cause our actual results to differ materially from the beliefs, plans, objectives, expectations, anticipations, estimates and intentions expressed in such forward-looking statements. These statements are made as of January 15, 2009 and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
PURPOSE OF THIS INFORMATION CIRCULAR
NUCRYST has sent this Notice of Special Meeting and Information Circular, together with the enclosed proxy, because our management (the “Management”) is soliciting your proxy to vote at the special meeting of shareholders of NUCRYST (the “Special Meeting”) to be held at the offices of the Corporation at 101 College Road East, Princeton, New Jersey, on Thursday, February 12, 2009 at 9:00 a.m. Eastern Standard Time, pursuant to a requisition dated December 1, 2008 made by The Westaim Corporation (“Westaim”), which holds approximately 75% of the issued and outstanding common shares of the Corporation (the “Common Shares”), for the purposes set out in the Notice of Special Meeting (the “Notice”) accompanying this Information Circular. This Information Circular contains information about the matters to be voted on at the Special Meeting and important information about NUCRYST. As many of our shareholders are expected to be unable to attend the Special Meeting in person, proxies are solicited by mail to give each shareholder an opportunity to vote on all matters that will properly come before the Special Meeting. References in this Information Circular to the Special Meeting include any adjournments or postponements of the Special Meeting.
Solicitation of Proxies
NUCRYST complies with the proxy solicitation requirements under Canadian provincial securities laws, which differ from the proxy solicitation requirements under securities laws of the United States. As a “foreign private issuer”, we are exempt from the United States Securities and Exchange Commission, or SEC, rules regarding proxy solicitation (and certain related matters) and therefore are not subject to the procedural requirements of Rule 14a-5(e) of the Securities and Exchange Act of 1934.
Solicitation of proxies for the Special Meeting will be primarily by mail, the cost of which will be borne by NUCRYST. Proxies may also be solicited personally by employees of NUCRYST or by telephone, mail, facsimile or email. No additional compensation will be paid to our employees for soliciting proxies. We may, if determined advisable, retain at our expense an agency to solicit proxies for us in Canada and in the United States. We have distributed, at our expense, copies of the Notice, the Information Circular and the form of proxy (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively, “Intermediaries” and each an “Intermediary”) for onward distribution to shareholders whose Common Shares are held by or in the custody of those Intermediaries. The Intermediaries are required to forward the Documents to non-registered shareholders.

The solicitation of proxies from non-registered shareholders will be carried out by Intermediaries or by us if the names and addresses of non-registered shareholders are provided to us by the Intermediaries. We will bear the full cost of the solicitation.
Appointment of Proxies
The form of proxy accompanying this Information Circular is being solicited by the Management of NUCRYST. The persons named in the enclosed form of proxy are directors and/or officers of NUCRYST. IF YOU ARE A REGISTERED SHAREHOLDER, YOU HAVE THE RIGHT TO APPOINT ANOTHER PERSON TO ATTEND AND ACT ON YOUR BEHALF AT THE SPECIAL MEETING OTHER THAN THE PERSONS NAMED IN THE ENCLOSED PROXY. TO EXERCISE THIS RIGHT, PLEASE STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY AND INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED IN THE PROXY FORM. This proxy must be signed by the shareholder or by his attorney in writing, or if the shareholder is a corporation, it must either by under the corporate seal or signed by a duly authorized officer. A person appointed as a proxyholder need not be a shareholder.
INFORMATION ABOUT VOTING
Voting Shares and Principal Holders Thereof
January 16, 2009 is the record date fixed for determining shareholders entitled to notice of the Special Meeting. Only registered shareholders as at the close of business on January 16, 2009 will be given notice of the Special Meeting and will be entitled to vote at the Special Meeting, in person or by proxy, the number of Common Shares held by such shareholder on the record date.
You are entitled to one vote on all matters to come before the Special Meeting for each Common Share shown registered in your name on January 16, 2009 on our list of registered shareholders which is available for inspection during usual business hours at the offices of our transfer agent, Computershare Trust Company of Canada (“Computershare”), 600, 530-8th Avenue S.W., Calgary, Alberta, T2P 3S8 and at the Special Meeting. If you acquired ownership of Common Shares since January 16, 2009, you may establish such ownership and demand in writing to the offices of NUCRYST located at 10102-114th Street, Fort Saskatchewan, Alberta, T8L 3W4, Attention: Vice President, General Counsel and Corporate Secretary, not later than 10 days before the Special Meeting, that your name be included in the list of shareholders. As of January 15, 2009, NUCRYST had 18,320,531 issued and outstanding Common Shares. There are no cumulative or similar voting rights attached to the Common Shares.
To the knowledge of our directors and officers, as of January 15, 2009, no person owns beneficially, or exercises control or direction over, Common Shares carrying more than 10% of the voting rights attached to all Common Shares entitled to be voted at the Special Meeting, other than as stated below.

Name of Shareholder	Number of Common Shares	Percentage of Common Shares

The Westaim Corporation	13,691,700	Approx. 74.50%
Voting at the Special Meeting
Registered Shareholder: Common Shares Registered in your Name
If on January 16, 2009, your Common Shares were registered directly in your name with our transfer agent, Computershare, then you are a registered shareholder. As a registered shareholder, you may vote by proxy or in person at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to complete and return the enclosed proxy to ensure your vote is counted.
•	To vote in person at the Special Meeting, please come to the Special Meeting and register with the scrutineer and we will give you an attendance card when you arrive.
•	To vote using the enclosed proxy, please complete, sign and return your proxy in accordance with the instructions on the proxy.

If you are voting by proxy, your proxy must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, no later than Tuesday, February 10, 2009 at 4:30 p.m. Eastern Standard Time or, if the Special Meeting is adjourned or postponed, no later than 4:30 p.m. Eastern Standard Time on the second-last business day prior to the date on which the Special Meeting is adjourned or postponed. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Special Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Special Meeting as to any matter in respect of which a vote has not already been cast.
Beneficial Shareholder: Common Shares in the Name of an Intermediary
If on January 16, 2009, your Common Shares were held in an account with an Intermediary, such as a brokerage firm, bank, dealer or other organization, then you are a beneficial shareholder and your Common Shares are held in “street name”. The Intermediary holding your account, or a clearing agency (such as CEDE & Co. in the United States or CDS Clearing and Depository Services Inc. in Canada) of which the Intermediary is a participant, is considered the registered shareholder for purposes of voting at the Special Meeting. As a beneficial shareholder, you have the right to attend the Special Meeting, however, since you are not the registered shareholder, you will not be able to vote your Common Shares registered in the name of the Intermediary or clearing agency in person unless you have been appointed as a proxyholder by the Intermediary or clearing agency.
We have two kinds of beneficial shareholders — those who have given permission to their Intermediary to disclose their ownership information to us, otherwise referred to as “non-objecting beneficial owners”, and those who have objected to their Intermediaries’ disclosure of this information, otherwise referred to as “objecting beneficial owners”. As allowed under Canadian provincial securities laws, we have obtained a list of our non-objecting beneficial owners from Intermediaries and have used that list to distribute proxy-related materials directly to non-objecting beneficial owners.
If you are a non-objecting beneficial owner, then you will receive a voting information form from our transfer agent, Computershare. If you are an objecting beneficial owner, then you will receive a voting information form from your Intermediary.
The voting instruction form that you will receive as a non-registered shareholder from your Intermediary is similar to the proxy that we provide to our registered shareholders; however; its purpose is limited to instructing your Intermediary, as the registered shareholder, on how to vote on your behalf. No person will be permitted to vote at the Special Meeting by presentation of a voting instruction form. You should follow the directions of your Intermediary with respect to the procedure to be followed. Generally, if you are a non-registered shareholder:
•	To vote using the voting information form, simply complete and return the voting information form in accordance with the instructions.
•	To vote in person at the Special Meeting, you must instruct Computershare if you are a non-objecting beneficial owner, or your Intermediary, if you are an objecting beneficial owner, to appoint you as proxyholder.
If you have any questions, contact Computershare, if you are a non-objecting beneficial owner, or your Intermediary, if you are an objecting beneficial owner.
If you are a non-registered shareholder, and NUCRYST or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from your Intermediary holding on your behalf.
By choosing to send the Documents to you directly, NUCRYST (and not your Intermediary) has assumed responsibility for (i) delivering the Documents to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

Voting of Proxies and Discretion Thereof
If the instructions you give in your proxy are clear, and if the proxy is properly completed and delivered as described above and has not been revoked, the Common Shares represented by your proxy will be voted or withheld from voting on any poll that may be called for and, if you specify a choice with respect to any matter to be acted upon, the Common Shares will be voted on any poll in accordance with your instructions.
If you do not provide instructions in your form of proxy, the persons named in the printed portion of the enclosed form of proxy (the “Management Designee”) WILL NOT VOTE your Common Shares and such proxy will be withheld from voting for or against the Special Resolution. If you appoint another person or company as proxyholder and you do not provide instructions in your form of proxy, that person or company MAY VOTE OR WITHHOLD FROM VOTING YOUR COMMON SHARE ACCORDING TO THEIR SOLE DISCRETION.
In addition, the enclosed form of proxy also confers upon the Management Designee, or other person or company named as proxyholder, discretionary authority to vote all Common Shares represented by the proxy with respect to amendments or variations to matters identified in the Notice or other matters that may properly come before the Special Meeting. At the time of printing this Information Circular, Management knows of no such amendments, variations or other matters to come before the Special Meeting. However, if any other matters which are not now known to our Management should properly come before the Special Meeting, the proxies will be voted, or withheld, by the proxyholders according to their discretion and best judgement and, in this regard, the Management Designee, if named as proxyholder, intend to vote in accordance with the judgment of Management.
Revocation of Proxy
If you are a registered shareholder who has given a proxy pursuant to this solicitation, you may revoke your proxy by delivering a proxy with a later date or a form of revocation of proxy. Your proxy or revocation of proxy must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, no later than Tuesday, February 10, 2009 at 4:30 p.m. Eastern Standard Time or, if the Special Meeting is adjourned or postponed, no later than 4:30 p.m. Eastern Standard Time on the second-last business day prior to the date on which the Special Meeting is adjourned or postponed. Proxies or revocations of proxies received by Computershare after this time will not be accepted.
Alternatively, you may revoke your proxy and vote in person, by delivering a form of revocation of proxy to the Chairman of the Special Meeting prior to the commencement of the Special Meeting or any adjournment or postponements thereof, or in any other manner permitted by law.
Quorum
Our by-laws set forth the requirements for a quorum for transaction of business at the Special Meeting, and the NASDAQ Stock Market imposes an additional minimum quorum requirement. Both requirements must be met at the Special Meeting. Our by-laws provide that a quorum is at least two (2) persons present in person, and each holding or representing by proxy at least one of our issued Common Shares. Notwithstanding the foregoing, if we have only one shareholder, or one shareholder holding a majority of the shares entitled to vote at the Special Meeting, that shareholder present in person or by proxy constitutes a duly constituted Special Meeting and a quorum for such Special Meeting. In addition, the NASDAQ Stock Market requires that at least 33 1/3% of our outstanding common voting stock be represented, in person or by proxy, in order to have a quorum.
Results of Voting
Preliminary voting results will be announced at the Special Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com and filed with the Securities and Exchange Commission on EDGAR at www.sec.gov/edgar.shtml and will also be published in our Quarterly Report on Form 10-Q for the first quarter of 2009.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING
REDUCTION OF STATED CAPITAL AND RETURN OF CAPITAL
Description of Reduction of Stated Capital and Return of Capital
Shareholders are being asked to consider passing at the Special Meeting a special resolution pursuant to section 38(1)(b) of the Business Corporations Act (Alberta) (the “ABCA”), to reduce the stated capital of the Common Shares by an amount equal to the product of the number of Common Shares outstanding as at the close of business on February 17, 2009 and U.S.$0.80, for the purpose of distributing U.S.$0.80 cash per Common Share to the shareholders of record of the Corporation as at the close of business on February 17, 2009, which equates to a return of capital of approximately U.S.$15 million (together, the “Reduction of Stated Capital and Return of Capital”).
Section 38(1)(b) of the ABCA provides that the Corporation may by special resolution reduce its stated capital for the purpose of distributing to holders of any class of shares an amount not exceeding the stated capital of the class of shares, provided that, there are no reasonable grounds for believing that the Corporation is, or would after the reduction be, unable to pay its liabilities as they become due, or the realizable value of the Corporation’s assets would thereby be less than the aggregate of its liabilities.
At the Special Meeting, shareholders will be asked to consider and, if thought advisable, pass a special resolution approving the Reduction of Stated Capital and Return of Capital. In order to be approved by shareholders, the special resolution must be passed by at least two-thirds of the votes cast in respect thereof at the Special Meeting. Note that if Westaim votes its Common Shares in favour of the special resolution, the special resolution will be approved by the requisite majority of shareholders. There is no legal requirement under Canadian law for a “majority of the minority” vote by the shareholders other than Westaim (the “Minority Shareholders”) for the approval of the special resolution.
The form of the special resolution to approve the Reduction of Stated Capital and Return of Capital to be put to shareholders is as follows (the “Special Resolution”):
“BE IT RESOLVED THAT, AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE CORPORATION, WITH OR WITHOUT AMENDMENT:
1.	pursuant to section 38(1)(b) of the ABCA, the stated capital in respect of the Common Shares of the Corporation be reduced by an amount equal to the number of Common Shares of the Corporation outstanding as at the close of business on February 17, 2009 multiplied by U.S.$0.80, for the purpose of distributing U.S.$0.80 of cash per Common Share to shareholders of record of the Corporation as at the close of business on February 17, 2009, such payment to be made on or before March 6, 2009; and
2.	any one director or officer of the Corporation be and is hereby authorized and directed, for an in the name and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such certificates, instruments, waivers, consents, applications, agreements, amendments, and other documents and to do all such acts and things as such director or officer may determine to be necessary or advisable to give effect to, and to carry out the intent of, the foregoing resolution and the matters contemplated thereby, such determination to be evidenced conclusively by the execution and delivery of any such document or the taking of any such other act or thing by any director or officer of the Corporation.”
Background to Reduction of Stated Capital and Return of Capital
Westaim is currently the Corporation’s controlling shareholder, holding approximately 75% of the outstanding Common Shares. On November 17, 2008, Westaim advised the Corporation that Westaim intended to pursue a course of action involving the potential monetization of its ownership interest in the Corporation.
On November 18, 2008, the board of directors of the Corporation (the “Board”) established a special committee comprised of Richard Zahn (chair), Barry Heck, and David Poorvin, being all of the directors who are independent of Management of the Corporation and Westaim (the “Special Committee”). The Special Committee’s mandate was, among other things, to: (i) review and consider the options available to the Corporation; (ii) oversee and supervise negotiations in respect of the available options; and make recommendations to the Board as may be required. The Special Committee retained McMillan LLP of Toronto as its legal counsel to provide it with independent legal advice. Pursuant to an existing financial advisory engagement with the Corporation dated June 3, 2008, BMO Capital Markets was retained as financial advisor to the Corporation, including the Special Committee.

Westaim requisitioned the Special Meeting to consider the Reduction of Stated Capital and Return of Capital on December 1, 2008 (the “Requisition”). In response to the Requisition, the Corporation issued a press release on December 2, 2008 announcing that the Corporation had formed the Special Committee and that the Special Committee would oversee the process of calling a special meeting of shareholders and providing advice and recommendations to the Board as may be required.
Between November 18, 2008 and December 19, 2008, the Special Committee met 15 times. On December 19, 2008, upon review and consideration of all of the information provided to the Special Committee by its own legal counsel, McMillan LLP, its financial advisor, BMO Capital Markets, and also by senior management of Corporation, the Corporation’s legal counsel Goodmans LLP and Westaim, the Special Committee issued its report to the Board relating to the Reduction of Stated Capital and Return of Capital and the Requisition (the “Special Committee Report”). Portions of the Special Committee Report are set out in this Information Circular below under the heading “Considerations of Special Committee”. Shareholders are urged to review this section of the Information Circular in its entirety, as it sets out certain of the issues, factors and alternatives that were considered by the Special Committee in making its recommendation to the Board.
The Special Committee unanimously resolved to recommend that the Board:
(a)	call a special meeting of the shareholders of the Corporation to consider a special resolution pursuant to section 38(1)(b) of the ABCA to reduce the stated capital of the Common Shares by an amount equal to the product of the number of Common Shares outstanding as at the close of business on February 17, 2009 and U.S.$0.80, for the purpose of distributing U.S.$0.80 cash per Common Share to the shareholders of record of the Corporation as at the close of business on February 17, 2009; and
(b)	make no recommendation to the shareholders as to how they should vote but advise the Minority Shareholders that they should take into account the considerations set out below in this Information Circular under the heading “Considerations of Special Committee”.
No Recommendation of the Board
On December 19, 2008, the Board accepted the Special Committee Report and, based on the considerations set out therein and the unanimous recommendation of the Special Committee, the Board resolved to:
(a)	call a special meeting of the shareholders of the Corporation to consider the Special Resolution; and
(b)	make no recommendation to the shareholders as to how they should vote with respect to the Special Resolution and advise the Minority Shareholders to review and consider the considerations set forth below in this Information Circular under the heading “Considerations of Special Committee”.
For each of the above resolutions directors Neil Carragher and Roger Downer each declared a conflict of interest, as each is a member of the board of directors of Westaim, and abstained from voting on each of the above resolutions. The remaining members of the Board unanimously approved the resolution in paragraph (a) above, however director Thomas Gardner dissented with respect to the resolution in paragraph (b) above, with the remaining members of the Board voting to approve that resolution.

Considerations of Special Committee
In reaching its conclusions and recommendations, the Special Committee considered, among other things, the factors set forth below:
Legal Advice — The Special Committee has received advice from its counsel that:
(a)	a reduction of stated capital for distribution to shareholders is an appropriate matter of business to be considered at a meeting of shareholders;
(b)	the subject matter of the Requisition insofar as it relates to the Special Resolution to reduce the stated capital of the Common Shares by an amount equal to the product of the number of Common Shares outstanding as at the close of business on February 17, 2009 and U.S.$0.80, for the purpose of distributing U.S.$0.80 cash per Common Share to the shareholders of the Corporation is valid; and
(c)	the ABCA does not require the approval of the Board to effect a return of capital.
The conclusions above are subject to the qualifications and assumptions set out in the legal opinion of McMillan LLP that was delivered to the Special Committee on December 17, 2008.
Alternatives Available to Westaim if the Board does not call the Special Meeting — If the Board determined not to call the Special Meeting requisitioned by Westaim, Westaim would be entitled under the ABCA, among other things, to:
(a)	call the meeting in any event in accordance with the relevant provisions of the ABCA; and
(b)	apply to the court to order a meeting.
Solvency — The Chief Financial Officer of the Corporation has confirmed that, as at December 19, 2008, he believes that there are no reasonable grounds for believing that the Corporation would be unable to meet its liabilities as they become due or that the realizable value of its assets would be less than its liabilities, in each case, after giving effect to the distribution of U.S.$0.80 per Common Share to the shareholders of the Corporation.
Cash Distribution — Each shareholder will receive U.S.$0.80 cash per Common Share.
Required Level of Shareholder Approval — The Special Resolution implementing the Reduction of Stated Capital and Return of Capital must be approved by the affirmative votes of two-thirds of the Common Shares voting in person or by proxy. If Westaim votes its Common Shares in favour of the Special Resolution, the Special Resolution will be approved by the requisite majority. There is no legal requirement under Canadian law for a “majority of the minority” vote by the Minority Shareholders in connection with the implementation of the Special Resolution.
Alternatives — The Special Committee presented a number of alternative transactions to Westaim for its consideration. The Special Committee believes that the alternative transactions are preferable to a reduction of stated capital and cash distribution from the perspective of the Minority Shareholders. However, by virtue of its majority ownership, Westaim’s agreement or agreement to participate is required in order for any of these alternatives to be effectively implemented. Westaim has advised the Special Committee that it would not agree to pursue any of the alternative transactions proposed by the Special Committee.
Controlling Shareholder — As a matter of Canadian law, Westaim (in its capacity as a shareholder of the Corporation) does not owe a fiduciary duty to the Corporation or the Minority Shareholders, may seek to implement actions with which the Minority Shareholders do not agree (including actions that could adversely affect the market price of the Common Shares) and which may be favourable to Westaim but not favourable to the Minority Shareholders. Following the completion of the distribution of U.S.$0.80 per Common Share, Westaim will continue to own approximately 75% of the outstanding Common Shares.
Financial Position of the Corporation — Following the completion of the cash distribution of U.S.$0.80 per Common Share, the Corporation’s available cash on hand will be materially reduced. This reduction will materially and adversely affect the Corporation’s ability to implement strategic transactions using available cash on hand. In particular, the Special Committee believes that the completion of the cash distribution of U.S.$0.80 per Common Share will significantly diminish the Corporation’s ability to realize strategic acquisitions and other alternatives in the healthcare sector which the Special Committee believes will become available to companies with cash resources. In addition, the Corporation does not expect to be able to access the capital markets in the near-term. The Special Committee also noted that a cash distribution is not consistent with the business objectives of a growth company operating in the healthcare sector.
Expected Decline in Share Price and Listing on the NASDAQ Exchange — The Common Shares are currently traded on the Toronto Stock Exchange and the NASDAQ Exchange. It is expected that, following the completion of the distribution of U.S.$0.80 per Common Share, the trading price of the Common Shares will decline in an amount at least equal to the amount of the cash distribution and that the Corporation may cease to meet the applicable listing requirements of the NASDAQ Exchange. It is expected that the Common Shares will continue to trade on the Toronto Stock Exchange and the over-the-counter market in the United States.
Tax Treatment — The amount paid by the Corporation on the reduction of the stated capital of the Common Shares will be deemed to have been paid by the Corporation, and received by the shareholder, as a dividend. For Canadian income tax purposes, this deemed dividend will be treated in the same manner as an ordinary taxable dividend paid by the Corporation on its Common Shares. Shareholders who are not resident in Canada will be subject to a 25% withholding tax on the amount paid on reduction of stated capital. This withholding tax rate may be reduced under a bilateral treaty between Canada and the country in which the shareholder is resident. Where applicable, the Canada-United States Income Tax Convention reduces this withholding tax rate to 15%. See “Tax Consequences of the Reduction of Stated Capital and Return of Capital”.
No Dissent Rights — Minority Shareholders will not have dissent rights under the ABCA with respect to the Special Resolution implementing the Reduction of Stated Capital and Return of Capital.
Superior Transactions — The Board remains able to respond in the exercise of its fiduciary duties to third party proposals or other transactions that may be more favourable to the Corporation and its shareholders than the Reduction of Stated Capital and Return of Capital. However, as noted above under “Controlling Shareholder”, Westaim (in its capacity as a shareholder of the Corporation) does not owe a fiduciary duty to the Corporation or its Minority Shareholders.
Other Factors — The Special Committee also considered the Requisition with reference to the financial condition and results of operations of the Corporation, as well as its prospects (including the risks involved in achieving those prospects), strategic alternatives, competitive position and the current market and financial conditions.
The discussion of the information and factors described above is not intended to be exhaustive but is understood by the Board to include all material factors considered by the Special Committee in making its recommendations to the Board. In addition, in reaching its respective recommendations, the Special Committee did not assign any relative or specific weights to the foregoing factors which were considered and individual directors may have given different weights to different factors.
Tax Consequences of the Reduction of Stated Capital and Return of Capital
The following is a summary of the principal Canadian federal income tax consequences to a shareholder in respect of the Reduction of Stated Capital and Return of Capital where, for purposes of the Income Tax Act (Canada) (the “Tax Act”), such shareholder holds its Shares as capital property and deals at arm’s length with, and is not affiliated with, the Corporation. This summary is based upon the current provisions of the Tax Act, the regulations promulgated thereunder in force as of the date hereof (the “Regulations”), the Corporation’s understanding of the current administrative and assessing practices published in writing by the Canada Revenue Agency (the “CRA”) and all specific proposals to amend the Tax Act and the Regulations publicly announced by the Minister of Finance prior to the date hereof (the “Proposed Amendments”), and assumes that the Proposed Amendments will be enacted substantially as proposed. However, no assurance can be given that the Proposed Amendments will be enacted in their present form, if at all.
This summary is not applicable to a shareholder, an interest in which is a “tax shelter investment” as defined in the Tax Act, which is a “financial institution” for the purposes of the market-to-market rules contained in the Tax Act, which is a “specified financial institution” for the purposes of the Tax Act, or which is exempt from tax under the Tax Act. This summary is not exhaustive of all possible Canadian federal income tax consequences that may affect the shareholders and, except for the Proposed Amendments, does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial decision or action, or any changes in the CRA’s administrative policies and assessing practices. This summary does not take into account any other federal or any provincial, territorial or foreign income tax legislation or considerations, which may differ significantly from those described herein.

Shareholders are advised to consult their own tax advisors with respect to their particular circumstances and the application of Canadian, provincial, foreign and other tax laws or their implications to them.
Residents of Canada
The following portion of the summary is generally applicable to a shareholder who, at all relevant times, for purposes of the Tax Act and any applicable income tax treaty or convention is, or is deemed to be, resident in Canada (a “Resident Shareholder”).
Under the Tax Act, the amount paid by the Corporation on the Reduction of Stated Capital and Return of Capital will be deemed to have been paid by the Corporation, and received by the shareholder, as a dividend. For Canadian income tax purposes, this deemed dividend will be treated in the same manner as an ordinary taxable dividend paid by the Corporation on its Common Shares. Dividends received or deemed to be received on Common Shares by a Resident Shareholder will be included in computing the income of the Resident Shareholder for purposes of the Tax Act. If the Resident Shareholder is an individual, such dividends will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends paid by taxable Canadian corporations. Dividends on the Common Shares received by a Resident Shareholder that is a corporation normally will be deductible in computing its taxable income.
Under the Tax Act, the gross-up and dividend tax credit are enhanced for dividends designated as eligible dividends received after 2005 from certain taxable Canadian corporations, such as the Corporation. The Corporation is designating any dividend or deemed dividend it pays to be an eligible dividend.
A Resident Shareholder that is a “private corporation” or a “subject corporation” (as both defined in the Tax Act) may be liable to pay the 33 1/3% refundable tax under Part IV of the Tax Act on dividends received on the Common Shares to the extent that such dividends are deductible in computing the corporation’s taxable income.
In the case of a Resident Shareholder that is a corporation, it is possible that in certain circumstances, all or part of the amount deemed to be a dividend will be treated as a capital gain and not as a dividend, except to the extent that the Resident Shareholder was subject to Part IV tax in respect of the deemed dividend.
The Tax Act provides for an alternative minimum tax, applicable to individuals (including certain trusts) resident in Canada, which is computed by reference to an adjusted taxable income amount under which certain items are not deductible or exempt. Capital gains realized by and taxable dividends received by an individual are relevant in computing liability for alternative minimum tax.
Non-Residents of Canada
The following portion of the summary is generally applicable to a shareholder who, at all relevant times, for purposes of the Tax Act and any applicable income tax treaty or convention is not resident, nor deemed to be resident, in Canada and does not use or hold, and is not deemed to use or hold, Common Shares in connection with carrying on a business in Canada (a “Non-Resident Shareholder”). Special rules, which are not discussed in this summary, may apply to a Non-Resident Shareholder that is either an insurer carrying on business in Canada and elsewhere or an authorized foreign bank.
Non-Resident Shareholders will be subject to a 25% withholding tax on the amount paid on reduction of stated capital. This withholding tax rate may be reduced under a bilateral treaty between Canada and the country in which the shareholder is resident. In the case of a Non-Resident Shareholder that is a resident of the United States (a “U.S. Shareholder”), the Canada-United States Income Tax Convention, where applicable, generally provides for a reduction in the withholding tax rate to 15%.
For U.S. federal income tax purposes, the dividend amount received by individual U.S. Shareholders generally will constitute a “qualified dividend” and therefore subject to a reduced maximum U.S. federal income tax rate of 15%. No such reduced rate will apply, however, for a U.S. Shareholder that is a corporation. Each U.S. Shareholder will generally be entitled to claim a foreign tax credit or a deduction for the 15% Canadian withholding tax, subject to certain applicable limitations. The dividend amount will also generally be taxable under any state or local income tax that is applicable to a U.S. Shareholder.
Non-Resident Shareholders should consult their own tax advisors with respect to the tax consequences applicable to them, based on their individual circumstances.

OTHER INFORMATION
Interest of Certain Persons and Companies in Matters to be Acted Upon
Except as disclosed herein, Management of the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director or senior officer, or anyone who held office as such since the beginning of the Corporation’s last financial year, or of any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Special Meeting.
Interest of Informed Persons in Material Transactions
Except as disclosed herein, we are unaware of any material interest, direct or indirect, of any “informed person” (as such term is defined in National Instrument 51-102 — Continuous Disclosure Obligations) of the Corporation, or any associate or affiliate of any such individual or of the Corporation, in any transaction since the beginning of the last completed financial year of the Corporation or of its subsidiary.
Appointment of Auditor
The auditors of the Corporation are Deloitte & Touche LLP, Chartered Accountants.
Management Contracts
There are no management functions of the Corporation or of its subsidiary, which are to any substantial degree performed by a person other than the directors or officers of the Corporation or of its subsidiary.
Additional Information
Further financial information is provided in our consolidated financial statements for the fiscal year ended December 31, 2007 and the nine months ended September 30, 2008 and management’s discussion and analysis of the results thereon, which are contained in our 2007 Annual Report on Form 10-K and quarterly reports on Form 10-Q for each of the first three quarters of 2008. Shareholders wishing to receive a copy of such materials should mail a request to the Vice President, General Counsel and Corporate Secretary of the Corporation at 10102-114 Street, Fort Saskatchewan, Alberta, T8L 3W4 and we will provide copies free of charge.
Additional information relating to the Corporation is also available free of charge on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.shtml.